UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): 2/8/2010

Commission file number:  333-152398

Niusule Biotech Corp.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	2834	26-2401986
(State or other jurisdiction of	(Primary Standard Industrial	IRS I.D.
incorporation or organization)	Classification Code Number)

2533 North Carson Street, Carson City, NV	89706-0242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number:  775-887-4880

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2010, we elected Peizhu Fan as a Director.  Mr. Fan, age 47, since July 2008 has been Chairman of Tianjin Behigh Pharmaceutical Co., Ltd, an animal pharmaceutical company.  From January 2002 to June 2008 he was Chairman of Tianjin Behigh Animal Science & Technology Pharmaceutical Co., Ltd.

He was elected a director pursuant to the agreement set forth in our filing on Form 8-K dated January 22, 2010, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

NIUSULE BIOTECH CORP.

Date: February 11, 2010	By:	/s/ Qinghua Hu
Qinghua Hu,
Chairman